SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 30, 2002


                           LaSalle Re Holdings Limited
             (Exact Name of Registrant as Specified in its Charter)


Bermuda                              1-12823                    Not applicable
State or Other Jurisdiction        (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)


LOM Building, 27 Reid Street
Hamilton, HM 11, Bermuda                                        Not Applicable
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (441) 292-4985


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events

      On October 30, 2002, Trenwick Group Ltd. issued a press release announcing that it would cease underwriting its U.S. specialty program insurance business effective immediately. A copy of the press release is filed herewith as Exhibit
99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release of Trenwick Group Ltd. issued October 30, 2002.

                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LA SALLE RE HOLDINGS LIMITED


                                            By:   /s/ John V. Del Col
                                               ---------------------------------
                                                  John V. Del Col
                                                  Director


Dated: October 31, 2002

                                  EXHIBIT INDEX


Exhibit              Description of Exhibit

99.1     Press release of Trenwick Group Ltd. issued October 30, 2002.